UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported)     June 14, 2005
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                           ASTRATA GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


               000-32475                                 84-1408762
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          (Commission File Number)             (IRS Employer Identification No.)

1801 Century Park East, Suite 1830, Los Angeles, California          90067-2320
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         (Address of Principal Executive Offices)                    (Zip Code)


                                 (310) 282-8646
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              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Section 8.  Other Events

Item 8.01  Other Events

Astrata Group Inc. announced today announced that it will release its financial results for the fourth quarter and fiscal year ended February 28, 2005 on Thursday, June 16, 2005, and that its management will host a conference call on Thursday, June 16, 2005 at 11 a.m. EDT (8 a.m. PDT) to discuss its fiscal 2005 year end financial results and achievements.

Section 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

      (c) Exhibits.

Item 99.1 - Press Release dated June 14, 2005.


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

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 14, 2005                     ASTRATA GROUP INCORPORATED


                                          By: /s/ Trevor Venter
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                                              Trevor Venter
                                              Chief Executive Officer


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